Property and equipment, net (Tables)	12 Months Ended
Mar. 29, 2014
Property and equipment, net
Schedule of property and equipment, net

Property and equipment, net, consisted of the following (in thousands):

	March 29, 2014	March 30, 2013

Leasehold improvements	$12,491	$5,634
Machinery and equipment	5,964	3,781
Furniture and fixtures	9,373	4,085
Construction in progress	754	104
Vehicles	387	325

	28,969	13,929
Less: Accumulated depreciation	(7,519)	(3,193)

Property and equipment, net	$21,450	$10,736